Putnam
Municipal
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the prevailing economic and market environment during the 12 months ended March 31, 2003, the performance of Putnam Municipal Income Fund is understandable if not especially distinguished. For the fiscal year represented by that time period, the fund posted a modest gain while underperforming both its benchmark and its Lipper category average. The details can be found on page 8.

The municipal-bond market continued to be plagued by a lackluster business environment and its deleterious effect on tax revenues, as well as the special challenges facing certain types of industrial development bonds. An oversupply created by some record-breaking bond issuances put a damper on prices. In the following report, your fund's managers explain in detail how these and other events affected fund performance. They also discuss prospects for the fiscal year that has just begun.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Municipal Income Fund's total return for the fiscal year ended March 31, 2003, was 5.15% for class A shares at net asset value and 0.16% at public offering price.

* The fund lagged its benchmark, the Lehman Municipal Bond Index, which returned 9.89% for the period.

* The fund underperformed the average general municipal-debt fund tracked by Lipper, Inc., which returned 8.30%.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's results should be considered in the context of the prevailing market environment. During most of the 12-month period ended March 31, 2003, high-quality bonds and other investments perceived as relatively "safe" were much in demand, as stock prices soared but then fell again. In general, the higher the quality of the portfolio, the better the returns during this volatile period.


Fund Profile

Putnam Municipal Income Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds and higher-yielding, lower-rated municipal bonds that give the portfolio higher income potential. The fund may be suitable for investors who are seeking tax-exempt income and are willing to accept the risks associated with below-investment-grade bonds.

Putnam Municipal Income Fund underperformed its benchmark primarily because of holdings in lower-rated, higher-yielding municipal bonds and certain project-finance bonds (discussed on page 4) that did not perform as well as we had expected. Because the Lehman Municipal Bond Index includes only investment-grade bonds, it will generally outperform the fund in an environment that favors higher-quality investments. Likewise, other funds in the Lipper General Municipal Debt Funds category tend to have a greater focus on investment-grade bonds and can similarly be expected to outperform in such an environment.

* MARKET OVERVIEW

The past 12 months were generally positive for the municipal-bond market. During the first half of the fiscal year, earnings disappointments, economic weakness, and numerous allegations of corporate malfeasance caused investors to seek the relative safety of high-quality bonds. As equity prices declined, bond prices increased.

In a dramatic shift, Treasuries and municipal bonds became much more volatile in October 2002 when investors, who were seeking higher yields, moved out of high-quality bonds, causing municipal-bond prices to fall.

Three factors contributed to negative performance in the second half of the year. Significant declines in state and local tax revenues caused subsequent declines in credit quality. Several high-profile bankruptcies plagued the airline sector, while the electric power sector was also in turmoil. The performance of industrial development bonds (IDBs), which comprise most of the municipal securities issued in both sectors, suffered. Finally, the municipal-bond market had an exceedingly high supply in 2002 and into 2003. The California Department of Water Resources was behind the largest issuance of municipal bonds ever brought to market. In addition, the large number of bonds issued in the tobacco sector recently has further boosted supply. (Tobacco bonds are issued by municipalities and secured by the settlement from class-action lawsuits against the tobacco industry.) All told, more than $320 billion in municipal bonds was issued in 2002 -- an all-time record. This had a dampening effect on municipal-bond prices in the second half.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 3/31/03

Bonds

Lehman Municipal Bond Index
(long-term, investment-grade, U.S. municipals)                      9.89%
-------------------------------------------------------------------------
Lehman Aggregate Bond Index
(U.S. taxable fixed-income securities)                             11.69%
-------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds, taxable)      13.41%
-------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index
(high-yield U.S. corporate bonds)                                   7.53%
-------------------------------------------------------------------------

Equities

Standard & Poor's 500 Index (broad stock market)                  -24.76%
-------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)           -26.76%
-------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)             -22.79%
-------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 3/31/03.


* STRATEGY OVERVIEW

Overall, the fund has maintained its emphasis on higher-yielding securities. We adopted a defensive strategy in response to the October sell-off, but later returned to a more aggressive stance by extending the fund's duration -- a measure of sensitivity to interest-rate changes. (A fund with a longer duration is more sensitive to changes in rates, whether up or down.) We have also increased the fund's diversification, adding new investment-grade hospital issues without materially changing the sector allocation, and purchasing New York and California bonds.

Another strategy initiated during the latter half of the year was designed to take advantage of the fact that municipal-bond yields were extremely high relative to Treasury yields, offering investors almost the same yield as a comparable Treasury bond without the need to pay taxes on the income. We executed a "cross-market" trading strategy, in which we bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts. If interest rates rise (causing bond prices to fall), the fund could have a loss on the bonds, but we believe it may more than make up for the loss with a gain on the Treasury future contracts. If rates fall (causing bond prices to rise), the fund could have a loss on the Treasury futures contracts, but we believe it may make a greater amount on the bonds. We expect the yield ratios to trend back to a more normal level as municipal supply moderates and demand increases.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO CREDIT QUALITY COMPARED]

PORTFOLIO CREDIT QUALITY COMPARED*

                         as of 9/30/02        as of 3/31/03

Aaa/AAA                      37.2%                39.4%

Aa/AA                         5.0%                 4.2%

A                            12.5%                13.3%

Baa/BBB                      17.7%                16.1%

Ba/BB                        15.4%                11.7%

B and below                   9.3%                11.2%

VMIG1/A-1+                    2.9%                 4.1%

Footnote reads:
*As a percentage of market value as of 3/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

In a portfolio as broadly diversified as this one, general characteristics such as duration and credit quality influence performance far more than specific holdings. However, one group of holdings that hurt performance were airline-related IDBs. These are municipal bonds issued to encourage local expansion by various businesses, and backed by the credit of the company benefiting from the financing -- in this case, airline companies. Because of this backing, IDBs are affected by investor perceptions of the company or its industry group. While airline-related IDBs continue to contribute to the fund's income stream, the sector as a whole remains under pressure. However, the fund's exposure to the industry is relatively small, which limited the impact of this poor performance. We continue to expect airlines to recover in time, but progress will be neither swift nor smooth.

Certain project-finance bonds also hurt the fund during the past six months. These are revenue bonds issued by municipalities; the interest payments are based on revenues from the project they were issued to finance. Specific issues included two recreational projects and a waste-to-power plant. Gate receipts and user fees that were targeted to provide interest payments proved weaker than expected, so the bonds were downgraded and their prices fell.

In comparison to its benchmark, the fund has had little exposure to New York City bonds, but we have recently begun adding some of the city's general obligation (GO) bonds. GOs are backed by tax receipts from the issuing municipality, and New York City's finances have been severely strained since the terrorist attacks of September 11. Certain New York City bonds have declined to levels that make them appear attractively valued.

The California Department of Water Resources $12 billion issue of bonds included both short- and intermediate-term bonds, and we took this opportunity to add some of these to the fund's portfolio. Our purchases included bonds with coupons ranging from 5.125% to 5.5%, with maturities ranging from 2011 to 2018.

Another key development during the period was our decision to reduce the fund's exposure to the tobacco sector. These bonds are issued by municipalities and secured by the settlement from a class-action lawsuit against the tobacco industry. They tend to be relatively high in quality, but because they are subject to some specialized risks, they generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in the tobacco sector is the possibility that the bonds' income stream could be affected by a decline in the tobacco industry or as a result of litigation. We have always approached these bonds with caution, and as the supply of these issues mushroomed, we decided to back away from the sector. Although we had not anticipated the current financial problems specific to Philip Morris, which may not be able to keep up its payments, investors' recent retreat from the tobacco sector has reinforced the prudence of our decision.

Our recent purchases have focused on investment-grade hospital issues with an eye to broadening diversification by quality and size. These included St. Francis Medical Center bonds issued by the County of Cape Girardeau in Missouri, a well-financed, 249-bed hospital. The bonds are rated A by Standard & Poor's and Fitch and A- by Putnam, but are not rated by Moody's; they have a coupon of 5.5% maturing in 2032. Proceeds will be used for expansion and renovation. A much larger facility, the Oakwood Obligated Group includes a 615-bed teaching hospital and three other community medical facilities and related facilities southeast of Detroit. We bought bonds issued for the Group by Michigan State Hospital Finance Authority, rated A2 by Moody's and A by Standard & Poor's. Another recent acquisition was Cleveland Clinic Health System. Cleveland Clinic's facilities include nine regional hospitals and 15 health centers in Ohio as well as two hospitals in Florida. The Clinic's management is implementing a new, conservative philosophy; the bonds we purchased, issued by Cuyahoga County, Ohio, were rated A1 by Moody's and A by Standard & Poor's, with a coupon of 6% maturing in 2015.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS]

TOP SECTOR WEIGHTINGS*

                    as of 3/31/03

Health care/
hospitals               18.7%

Utilities               17.5%

Transportation           9.7%

Water and
sewer                    5.2%

Forest and
paper products           4.3%

Footnote reads:
*Weightings are shown as a percentage of net assets. Holdings will vary over time.


Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is largely positive. Projections for the war in Iraq have shifted from confidence in a brief, decisive victory to concern that U.S. involvement will be both long and costly. These emotions have swayed the stock and bond markets, sometimes with dramatic results.

As the world emerges on the other side of this conflict, we believe some measure of calm may return to the financial markets. Although the risk of a weaker economy later this year cannot be denied, we expect business activity to pick up again, albeit at a slow pace and accompanied by continued volatility for both stock prices and interest rates. We believe municipal bonds should perform well versus other fixed-income sectors as demand builds from investors seeking shelter from more volatile markets. Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it is generally less volatile.

We believe that already strained municipal budgets will continue to be pressured, partly due to the additional financial strain of home-front protection measures, which add to costs at a time when there is a push for tax cuts to stimulate economic growth. Historically, credit quality for state and local governments has lagged a general economic recovery by six to nine months or longer, so we expect municipal credit quality to remain fragile for some time to come. Yields on municipal bonds remain unusually high relative to taxable issues, and we expect to see a more normal configuration in time. However, the market continues to offer excellent value for investors who understand and can accept the risks. At this time, we believe a moderate level of risk has the potential to be rewarding and have positioned your fund accordingly.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.
A profile of your fund's strategy appears on the first page of this report. See pages 9, 10 and 11 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 3/31/03

                         Class A            Class B           Class C           Class M
(inception dates)       (5/22/89)          (1/4/93)          (2/1/99)          (12/1/94)
                       NAV     POP        NAV   CDSC        NAV   CDSC        NAV     POP
------------------------------------------------------------------------------------------
1 year                5.15%   0.16%      4.53%  -0.46%     4.49%  3.49%      4.89%   1.48%
------------------------------------------------------------------------------------------
5 years              21.66   15.91      18.07   16.21     16.87  16.87      20.15   16.27
Annual average        4.00    3.00       3.38    3.05      3.17   3.17       3.74    3.06
------------------------------------------------------------------------------------------
10 years             66.77   58.92      57.09   57.09     54.27  54.27      62.34   57.02
Annual average        5.25    4.74       4.62    4.62      4.43   4.43       4.96    4.62
------------------------------------------------------------------------------------------
Annual average
(life of fund)        6.60    6.23       5.87    5.87      5.78   5.78       6.26    6.00
------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                                                                Lipper General
                                                    Lehman      Municipal Debt
                                                   Municipal    Funds category
                                                  Bond Index       average*
-------------------------------------------------------------------------------
1 year                                               9.89%           8.30%
-------------------------------------------------------------------------------
5 years                                             34.28           25.13
Annual average                                       6.07            4.57
-------------------------------------------------------------------------------
10 years                                            86.77           69.72
Annual average                                       6.45            5.42
-------------------------------------------------------------------------------
Annual average
(life of fund)                                       7.36            6.55
-------------------------------------------------------------------------------

Over the 1-, 5-, and 10-year periods ended 3/31/03, there were 291, 211 and 95 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN VALUE OF A $10,000 INVESTMENT]

CHANGE IN VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/31/93


                  Fund's class A      Lehman Municipal
                   shares at POP         Bond Index

3/31/93                9,525               10,000
3/31/94                9,775               10,232
3/31/95               10,379               10,992
3/31/96               11,141               11,914
3/31/97               11,808               12,563
3/31/98               12,950               13,909
3/31/99               13,735               14,771
3/31/00               13,399               14,759
3/31/01               14,498               16,371
3/31/02               15,289               16,996
3/31/03              $15,892              $18,677

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,709 and $15,427, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,234 ($15,702 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/03

                     Class A         Class B         Class C        Class M
-------------------------------------------------------------------------------
Distributions
(number)               12              12              12             12
-------------------------------------------------------------------------------
Income 1           $0.456614       $0.404231       $0.391445      $0.434865
-------------------------------------------------------------------------------
Capital gains 1        --              --              --             --
-------------------------------------------------------------------------------
  Total            $0.456614       $0.404231       $0.391445      $0.434865
-------------------------------------------------------------------------------
Share value:      NAV      POP         NAV             NAV       NAV      POP
-------------------------------------------------------------------------------
3/31/02          $8.62    $9.05       $8.62           $8.62     $8.62    $8.91
-------------------------------------------------------------------------------
3/31/03           8.60     9.03        8.60            8.61      8.60     8.89
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2            5.08%    4.84%       4.47%           4.32%     4.83%    4.67%
-------------------------------------------------------------------------------
Taxable
equivalent 3      8.27     7.88        7.28            7.04      7.87     7.61
-------------------------------------------------------------------------------
Current
30-day SEC
yield 4           4.22     4.01        3.61            3.46      3.96     3.83
-------------------------------------------------------------------------------
Taxable
equivalent 3      6.87     6.53        5.88            5.64      6.45     6.24
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Standard & Poor's 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Income Fund, including the fund's portfolio, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Income Fund as of March 31, 2003, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG  LLP
Boston, Massachusetts
May 2, 2003



THE FUND'S PORTFOLIO
March 31, 2003

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (99.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.2%)
-------------------------------------------------------------------------------------------------------------------
         $4,640,000 Jackson Cnty., Hlth. Care Auth. Rev. Bonds, 5.7s, 5/1/19              BBB-           $4,222,400
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds, FGIC, 5 3/4s, 2/1/38                Aaa             8,728,125
                                                                                                      -------------
                                                                                                         12,950,525

Arizona (2.9%)
-------------------------------------------------------------------------------------------------------------------
            750,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                    (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                             Aaa               790,935
          4,600,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s,
                    12/1/29                                                               B-/P            4,720,750
                    Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.)
          4,580,000 Ser. A, 6 3/4s, 12/1/26                                               BB+/P           4,597,175
          5,020,000 6.45s, 12/1/17                                                        BB+/P           5,026,275
          2,000,000 Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev. Bonds,
                    7s, 7/1/16                                                            Aaa             2,069,080
                    Navajo Cnty., Indl. Dev. Rev. Bonds
                    (Stone Container Corp.)
          6,800,000 7.4s, 4/1/26                                                          B/P             6,630,000
          2,500,000 7.2s, 6/1/27                                                          B/P             2,381,250
          4,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                Aaa             4,305,040
                                                                                                      -------------
                                                                                                         30,520,505

Arkansas (2.1%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,197,375
         16,915,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P           18,521,925
                                                                                                      -------------
                                                                                                         22,719,300

California (10.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Anaheim, Pub. Fin. Auth. Lease 144A Rev. Bonds
                    (Pub. Impts.), Ser. A, FSA, 6s, 9/1/24                                Aaa             5,943,750
                    CA State Dept. of Wtr. Res. Rev. Bonds, Ser. A
         25,000,000 AMBAC, 5 1/2s, 5/1/13                                                 Aaa            28,281,250
          7,000,000 5 1/2s, 5/1/11                                                        A3              7,813,750
          2,000,000 5 1/8s, 5/1/18                                                        A3              2,077,500
          4,240,000 CA State Pub. Wks. Board Lease Rev. Bonds
                    (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5s, 12/1/19                                                    Aaa             4,600,400
                    Corona, COP
          4,500,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20 (In default) (NON)        D/P             1,665,000
          5,800,000 (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11 (In default) (NON)         D/P             2,146,000
          2,960,000 Gilroy, Rev. Bonds (Bonfante Gardens Park), 8s, 11/1/25               B/P             2,682,500
          2,325,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
                    (United Airlines, Inc.), 6 7/8s, 11/15/12 (In default) (NON)          D/P             1,348,500
          5,600,000 Orange Cnty., Local Trans. Auth. Sales Tax IFB, 10.95s,
                    2/14/11                                                               Aa2             7,574,000
          4,000,000 Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds,
                    AMBAC, 6.2s, 2/14/11                                                  Aaa             4,725,000
                    San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
                    (Toll Road), Ser. A, MBIA
         22,000,000 zero %, 1/15/34                                                       Aaa             4,235,000
         10,000,000 zero %, 1/15/31                                                       Aaa             2,275,000
         10,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
                    Rev. Bonds, 7.55s, 1/1/10                                             Aaa            12,525,000
          3,600,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.), 8 3/8s,
                    7/1/29 (In default) (NON)                                             D/P             1,332,000
          2,220,000 Sunnyvale, Special Tax Rev. Bonds
                    (Cmnty. Fac. Dist. No. 1), 7 3/4s, 8/1/32                             BB-/P           2,153,400
         11,840,000 Vallejo, COP (Marine World Foundation), 7s, 2/1/17                    BBB-/P         12,402,400
          6,000,000 Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding & Impt.),
                    Ser. A, 6 1/2s, 5/15/25                                               BB              3,870,000
                                                                                                      -------------
                                                                                                        107,650,450

Colorado (3.1%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev. Bonds,
                    Ser. E-470, 7s, 8/31/26                                               Aaa             6,967,500
                    CO Pub. Hwy. Auth. Rev. Bonds
         15,000,000 Ser. B, MBIA, zero %, 9/1/29                                          Aaa             3,581,250
         15,000,000 (E-470 Pub. Hwy.), Ser. B, MBIA, zero %, 9/1/20                       Aaa             6,262,500
          6,830,986 CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)             D/P               273,239
                    Denver, City & Cnty. Arpt. Rev. Bonds
          5,000,000 Ser. D, AMBAC, 7 3/4s, 11/15/13                                       AAA             6,181,250
          3,310,000 Ser. A, 7 1/2s, 11/15/23                                              A2              3,566,525
          3,000,000 Larimer Cnty., G.O. Bonds
                    (Poudre Impt. - School Dist. No. 1), 7s, 12/15/16                     Aa3             3,900,000
          1,800,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,860,750
                                                                                                      -------------
                                                                                                         32,593,014

Connecticut (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          1,431,652 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           1,209,746
            147,496 Ser. B, zero %, 3/1/21                                                CCC/P              10,325
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              6,255,000
         10,200,000 CT State HFA Yale U. Ed. Fac. Auth. VRDN, Ser. V-1,
                    1.15s, 7/1/36                                                         VMIG1          10,200,000
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds (Edgehill),
                    Ser. A, 6 7/8s, 7/1/27                                                AAA/P           4,400,000
                                                                                                      -------------
                                                                                                         22,075,071

Delaware (0.6%)
-------------------------------------------------------------------------------------------------------------------
          6,050,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 8/1/28                                                 Aaa             6,760,875

District of Columbia (4.8%)
-------------------------------------------------------------------------------------------------------------------
          3,840,000 DC COP, AMBAC, 5 1/4s, 1/1/13                                         Aaa             4,219,200
         31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                 AAA            36,909,375
                    DC Rev. Bonds (American Geophysical Union)
          4,200,000 5 7/8s, 9/1/23                                                        BBB             4,236,750
          3,350,000 5 3/4s, 9/1/13                                                        BBB             3,375,125
          3,000,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    AMBAC, 6 1/2s, 5/15/33                                                A               2,748,750
                                                                                                      -------------
                                                                                                         51,489,200

Florida (5.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Alachua Cnty. Hlth. Fac. Auth. Continuing Care VRDN
                    (Oak Hammock U.), 1.15s, 10/1/32                                      VMIG1           3,000,000
          2,500,000 Capital Trust Agcy. Rev. Bonds
                    (Seminole Tribe Convention), Ser. A, 10s, 10/1/33                     B/P             2,575,000
          1,265,000 Heritage Harbor, South Cmnty. Dev. Dist. Special
                    Assmt. Rev. Bonds (Cap. Impt.), Ser. B, 5.4s, 11/1/08                 BB-/P           1,266,581
         22,900,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P           23,932,561
          1,050,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                       BBB-/P            943,688
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              1,820,000
          6,280,000 Orange Cnty., School Board COP, Ser. A, 5 3/8s, 8/1/22                Aaa             6,696,050
          4,750,000 Orange Cnty., Hlth. Fac. Auth. IFB, 12.53s, 10/1/14
                    (acquired 4/19/95, cost $6,129,272) (RES)                             AAA/P           7,528,750
          1,300,000 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Orlando Regl. Healthcare), 5 3/4s, 12/1/32                           A2              1,319,500
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (Federal Express Corp.), Ser. A
          2,000,000 7 1/2s, 5/1/10                                                        BB-/P           1,987,500
            250,000 7.3s, 5/1/04                                                          BB-/P             250,183
          2,500,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B/P             2,490,625
                                                                                                      -------------
                                                                                                         53,810,438

Georgia (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Burke Cnty., Poll. Control Dev. Auth. FRB (GA
                    Power Co.), 4.45s, 1/1/32                                             A2              4,210,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (Visay Paper, Inc.)
          3,000,000 7 1/2s, 1/1/26                                                        BB+/P           3,022,500
          4,100,000 7.4s, 1/1/16                                                          BB+/P           4,141,000
                                                                                                      -------------
                                                                                                         11,373,500

Idaho (0.9%)
-------------------------------------------------------------------------------------------------------------------
          9,310,000 Idaho Hlth. Fac. Auth. VRDN (St. Lukes Med. Ctr.),
                    FSA, 1.16s, 7/1/30                                                    VMIG1           9,310,000

Illinois (4.2%)
-------------------------------------------------------------------------------------------------------------------
          7,870,000 Chicago, G.O. Bonds, Ser. C, FGIC, 5 1/2s, 1/1/40                     Aaa             8,302,850
          2,625,000 Chicago, Rev. Bonds, FGIC, 5 1/2s, 1/1/13                             Aaa             2,989,219
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,693,250
          7,750,000 zero %, 12/1/16                                                       Aaa             4,136,563
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,300,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Caa2              927,500
         10,585,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16
                    (In default) (NON)                                                    D/P               926,188
          4,385,000 Chicago, Waste Wtr. Rev. Bonds, MBIA, 5 1/2s, 1/1/19                  Aaa             4,987,938
          1,770,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                    7s, 8/1/24                                                            Baa1            1,940,363
                    IL Hlth. Fac. Auth. Rev. Bonds
            645,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12
                    (In default) (NON)                                                    D/P               611,944
          2,620,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20                AAA/P           3,039,200
          1,625,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20
                    (In default) (NON)                                                    D/P               694,688
          4,900,000 (Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                            Baa1            5,628,238
          4,000,000 IL State G.O. Bonds, FGIC, 6s, 11/1/26                                Aaa             4,775,000
          3,000,000 Regl. Trans. Auth. Rev. Bonds, Ser. B, MBIA, 5 3/4s, 6/1/33           Aaa             3,487,500
                                                                                                      -------------
                                                                                                         45,140,441

Indiana (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,900,000 IN Ed. Fac. Fin. Auth. VRDN, 1.15s, 7/1/32                            VMIG1           2,900,000
         10,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2           10,600,000
          3,000,000 Rockport, Poll. Control Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25                         Baa2            3,067,500
                                                                                                      -------------
                                                                                                         16,567,500

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P          7,735,000
          1,100,000 IA Fin. Auth. VRDN (Morningside College Project),
                    1.2s, 7/1/26                                                          A+              1,100,000
                                                                                                      -------------
                                                                                                          8,835,000

Kentucky (0.3%)
-------------------------------------------------------------------------------------------------------------------
         $3,000,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           3,120,000

Louisiana (3.5%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
                    (St. James Place), Ser. A, 8s, 11/1/19                                B/P             6,402,500
                    LA Pub. Fac. Auth. Hosp. Rev. Bonds
          5,000,000 (Lake Charles Memorial Hosp. Project), 8 5/8s,
                    12/1/30                                                               CCC/P           4,537,500
          5,000,000 (Franciscan Missionaries), 5 3/4s, 7/1/18                             Aaa             5,825,000
          5,000,000 Lake Charles, Harbor & Term Dist. Port Fac. Rev.
                    Bonds (Trunkline Co.), 7 3/4s, 8/15/22                                Baa2            5,215,500
          3,800,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-B), 5s, 9/1/07                     BBB-            3,648,000
          2,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             2,048,100
          3,000,000 St. Charles Parish, Poll. Control Rev. Bonds, Ser. A,
                    4.9s, 6/1/30                                                          Baa3            3,033,750
          6,000,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                           Ba1             6,097,500
                                                                                                      -------------
                                                                                                         36,807,850

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            7,350,000

Massachusetts (5.8%)
-------------------------------------------------------------------------------------------------------------------
          4,970,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1, 6.65s,
                    1/1/35 (In default) (NON)                                             D               3,379,600
          3,270,000 MA G.O. Bonds, Ser. C, MBIA, 5 1/4s, 8/1/18                           Aaa             3,654,225
         12,000,000 MA State G.O. Bonds, Ser. A, MBIA, 6s, 11/1/11                        AA-            14,205,000
                    MA State Dev. Fin. Agcy. Rev. Bonds
          2,965,000 (Lasell College), 6 3/4s, 7/1/31                                      BB+/P           3,009,475
          3,915,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,592,013
          2,000,000 (Lasell Village Project), Ser. A, 6 3/8s, 12/1/25                     BB/P            1,915,000
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B+/P            2,718,750
          3,900,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            4,026,750
          2,200,000 (Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31                      BBB+            2,249,500
          2,700,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              2,781,000
          6,565,000 MA State Residual Certificate G.O. Bonds, Ser. 314,
                    5 3/4s, 8/1/11 (acquired 4/19/00, cost $7,166,354) (RES)              Aaa             8,665,800
         12,000,000 MA State Wtr. Resources Auth. VRDN (Multi-Modal),
                    Ser. C, 1.15s, 8/1/20                                                 VMIG1          12,000,000
                                                                                                      -------------
                                                                                                         62,197,113

Michigan (1.6%)
-------------------------------------------------------------------------------------------------------------------
            305,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA               412,131
          5,000,000 Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
                    5 3/4s, 6/1/16                                                        Baa2            5,131,250
          2,500,000 MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.),
                    Ser. A, 5 3/4s, 4/1/32                                                A2              2,537,500
         10,000,000 MI State Strategic Fund Solid Waste Disp. Rev. Bonds
                    (Genesee Pwr. Station), 7 1/2s, 1/1/21                                B/P             9,325,000
                                                                                                      -------------
                                                                                                         17,405,881

Minnesota (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,215,000 Cohasset, VRDN (MN Pwr. & Light Co. Project B),
                    1.15s, 6/1/13                                                         A-1+            2,215,000
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            5,150,000
          3,700,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B-/P            2,381,875
          4,275,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. A, 6 5/8s, 11/1/17                                 Ba2             3,799,406
                                                                                                      -------------
                                                                                                         13,546,281

Mississippi (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Mississippi Bus. Fin. Corp. Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22                        BBB-            7,830,000
          5,000,000 MS State G.O. Bonds, Ser. A, FSA, 5 1/4s, 11/1/20                     AAA             5,556,250
                                                                                                      -------------
                                                                                                         13,386,250

Missouri (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cape Girardeau Cnty. Indl. Dev. Auth. Indl. Dev. Auth.
                    (St. Francis Med. Ctr.), Ser. A, 5 1/2s, 6/1/32                       A               3,022,500
          6,775,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2             7,274,656
          5,000,000 St. Louis, Muni. Fin. Corp. Rev. Bonds
                    (Convention Ctr. Project), AMBAC, 5 1/4s, 7/15/13                     Aaa             5,656,250
                                                                                                      -------------
                                                                                                         15,953,406

Nevada (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,900,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        B-/P            8,955,625

New Hampshire (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          4,000,000 (1st. Mtge.-Rivermead Peterborough), 8 1/2s, 7/1/24                   AAA             4,405,000
          1,190,000 (Havenwood-Heritage Heights), 7.1s, 1/1/06                            BB/P            1,227,188
          5,600,000 (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                            BB/P            5,474,000
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,677,500
          4,000,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P            3,425,000
          7,000,000 NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                    (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                   A3              7,148,750
                                                                                                      -------------
                                                                                                         24,357,438

New Jersey (3.5%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Econ. Dev. Auth. Rev. Bonds
          5,000,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             Ba3             4,981,250
          2,715,000 (1st Mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                           BB-/P           2,820,206
          3,860,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             3,261,700
          2,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         B               1,270,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,285,000
          6,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa             7,657,500
          1,500,000 NJ State Ed. Fac. Auth. Rev. Bonds
                    (Stevens Inst. of Tech.), Ser. C, 5 1/8s, 7/1/22                      A-              1,516,875
          9,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa            11,137,500
          1,535,000 Tobacco Settlement Fin. Corp. Rev. Bonds, 7s, 6/1/41                  A               1,467,844
                                                                                                      -------------
                                                                                                         37,397,875

New Mexico (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,160,000 Farmington, Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr. Co. San Juan), Ser. A,
                    6.95s, 10/1/20                                                        Ba3             8,425,200

New York (11.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Albany, Indl. Dev. Agcy. Rev. Bonds
                    (Charitable Leadership), Ser. A, 5 3/4s, 7/1/26                       Baa3            2,047,500
         10,000,000 Long Island, Pwr. Auth. NY Elec. Syst. FRB, Ser. 66, MBIA,
                    9.04s, 4/1/10 (acquired 11/3/98, cost $11,298,800) (RES)              AAA            12,287,500
          8,750,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 10.003s,
                    12/1/24 (acquired 5/19/98, cost $9,511,250) (RES)                     BBB+/P          9,810,938
          9,580,000 Metropolitan Trans. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 7/1/15                                                        Aaa            11,017,000
                    NY City, G.O. Bonds
          3,000,000 Ser. B, 5 3/4s, 8/1/16                                                A2              3,247,500
          4,130,000 Ser. A, 5 3/4s, 8/1/14                                                A2              4,517,188
         15,000,000 Ser. C, 5 1/2s, 8/1/12                                                A2             16,331,250
          4,500,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1.15s, 6/15/25                                                  VMIG1           4,500,000
          2,800,000 NY City, State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               3,059,000
          5,000,000 NY City, Transitional Fin.Auth. Rev. Bonds
                    (Future Tax), Ser. C, FGIC, 5 1/4s, 8/1/14                            Aaa             5,550,000
          7,000,000 NY State Dorm. Auth. Rev. Bonds IFB (Rites-PA),
                    Ser. 434, FSA, 9.188s, 5/15/15 (acquired 10/6/98,
                    cost $8,278,340) (RES)                                                AAA/P           8,750,000
          5,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                     A-              5,125,000
          5,000,000 NY State Env. Fac. Corp. Poll. Control FRB (PA 198),
                    MBIA, 7.21s, 6/15/10 (acquired 10/22/97,
                    cost $6,012,500) (RES)                                                AAA             6,800,000
         11,125,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (NY Hosp.), Ser. A, AMBAC, 6 1/2s, 8/15/29                            Aaa            12,404,375
          1,500,000 Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P           1,312,500
          5,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,706,250
          5,000,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30                     B-/P            5,106,250
                                                                                                      -------------
                                                                                                        117,572,251

North Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 NC Eastern Muni. Pwr. Agcy. Syst. FRB, MBIA, 10.648s,
                    1/1/22 (acquired 5/4/00, cost $5,066,900) (RES)                       AAA             6,943,750
          3,000,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 10.58s,
                    1/1/25 (acquired 3/3/93, cost $3,112,315) (RES)                       Aaa             4,065,000
          5,250,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    AMBAC, 6s, 1/1/18                                                     AAA             6,273,750
          6,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
                    (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                            Aaa             6,240,000
                                                                                                      -------------
                                                                                                         23,522,500

Ohio (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/15                        A               6,615,000
          5,000,000 OH State Higher Ed. Fac. FRB
                    (Kenyon College Project), 4.7s, 7/1/37                                A2              5,131,250
                    OH State Higher Ed. Fac. Rev. Bonds
                    (Case Western Reserve U.)
          3,000,000 5 1/2s, 10/1/22                                                       Aa2             3,258,750
          2,000,000 5 1/2s, 10/1/21                                                       Aa2             2,185,000
                                                                                                      -------------
                                                                                                         17,190,000

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          6,000,000 (Doane Products Co.), 6 1/4s, 7/15/23                                 B-/P            5,017,500
          5,250,000 (Hillcrest Hlth. Care), Ser. A, 5 5/8s, 8/15/29                       B2              3,806,250
                                                                                                      -------------
                                                                                                          8,823,750

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
          9,800,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P           8,930,250

Pennsylvania (5.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Env. Imports), 4 3/4s, 12/1/32 (SEG)                                 BBB+            5,006,250
                    Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp.), Ser A
          1,000,000 6 3/4s, 11/15/14                                                      Baa3              967,500
          1,200,000 6 1/2s, 11/15/08                                                      Baa3            1,195,500
          1,835,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,899,225
          1,725,000 Chester Cnty., Hlth. & Ed. Fac. Auth Rev. Bonds
                    (Jenners Pond, Inc.), 7 1/4s, 7/1/24                                  BB-/P           1,716,375
          7,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                    Ser. A, 6s, 1/15/25                                                   CCC/P           3,750,000
          3,350,000 Dauphin Cnty., Hosp. Auth. Rev. Bonds
                    (Northwestern Med. Ctr.), 8 5/8s, 10/15/13                            AAA             3,890,188
          1,180,000 Doylestown, Hosp. Auth. Rev. Bonds
                    (Doylestown Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                     Baa2            1,220,875
            650,000 Lebanon Cnty. Hlth. Fac. Auth. Rev. Bonds
                    (Good Samaritan Hosp. Project), 6s, 11/15/35                          Baa1              653,250
          3,000,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (PA Pwr. & Lt. Co.), Ser. B, MBIA, 6.4s, 9/1/29                       Aaa             3,258,750
          1,430,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            1,447,718
                    PA State Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
          4,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          4,200,000
          2,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,077,500
          4,250,000 (Northampton), Ser. B, 6 3/4s, 1/1/07                                 BBB-/P          4,356,250
          3,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            3,037,500
          6,000,000 Philadelphia, Gas Works. FRB, FSA, 0.933s, 8/1/21                     Aaa             6,000,000
          6,000,000 Philadelphia, Gas Works IFB, FSA, 8.479s, 8/1/21
                    (acquired 1/24/94, cost $5,621,520) (RES)                             AAA             6,165,000
          5,740,000 Philadelphia, Gas Works Rev. Bonds, Ser. 16, FSA,
                    5 1/2s, 7/1/13                                                        Aaa             6,328,350
          5,544,707 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               D/P               166,341
                    Philadelphia, Wtr. & Wastewtr. IFB, FGIC
          1,600,000 9.27s, 6/15/12 (Prerefunded) (acquired 9/13/96,
                    cost $1,518,283) (RES)                                                AAA             1,692,992
          1,650,000 9.27s, 6/15/12 (acquired 9/13/96, cost $1,565,902) (RES)              Aaa             1,740,816
          1,800,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (AHF/Central States Inc.), 5 1/8s,
                    11/1/19 (In default) (NON)                                            D/P               900,000
                                                                                                      -------------
                                                                                                         61,670,380

Puerto Rico (1.4%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Cmnwlth. of PR, G.O. Bonds, 7.384s, 7/1/24
                    (acquired 6/12/95, cost $8,912,590) (RES)                             AAA/P          10,401,875
          4,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. T, 6 3/8s, 7/1/24                AAA             4,340,000
                                                                                                      -------------
                                                                                                         14,741,875

South Carolina (3.7%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Charleston Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 4/15/03 (In default) (NON)              D/P             6,545,000
          2,890,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             2,904,450
          1,350,000 Lexington Cnty. Rev. Bonds, 5 1/2s, 11/1/32                           A2              1,363,500
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds, Ser. A, FGIC
          5,490,000 6 1/2s, 1/1/16                                                        Aaa             6,732,113
            630,000 6 1/2s, 1/1/16                                                        Aaa               781,988
          3,000,000 Richland Cnty. Rev. Bonds (Intl. Paper Co. Project),
                    Ser. A, 4 1/4s, 10/1/07                                               Baa2            3,060,000
          1,750,000 SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s,
                    8/15/32                                                               BBB+            1,806,875
          5,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa1            5,356,250
         12,500,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/28                                                       A1             11,343,750
                                                                                                      -------------
                                                                                                         39,893,926

Tennessee (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            3,405,000
         10,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25                       Baa2           10,962,500
                                                                                                      -------------
                                                                                                         14,367,500

Texas (3.5%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Ctr.), 6s, 11/15/29                                  BB+/P           2,265,625
          5,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
                    (American Opty-Waterford), Ser. A1, 7s, 12/1/36                       A3              5,275,000
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.)
          6,000,000 7 1/4s, 11/1/30                                                       Caa2            1,050,000
          1,500,000 6 3/8s, 5/1/35                                                        Caa2              262,500
          3,500,000 Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds, 6 1/4s,
                    8/15/29                                                               BB+             3,228,750
          4,300,000 Houston, G.O. Bonds (Pub. Impt.), FSA, 5 3/4s, 3/1/13                 Aaa             4,918,125
          5,000,000 Houston, Arpt. Syst. Rev. Bonds
                    (Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29                  B               2,593,750
          6,300,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, zero %, 12/1/20                Aaa             2,630,250
          3,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  BBB+            3,640,000
          4,000,000 Tarrant Cnty., Hlth. Fac. Dev. Corp. (TX Hlth. Res. Sys.),
                    Ser. A, MBIA, 5 3/4s, 2/15/12                                         AAA             4,590,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                     6 1/8s, 7/1/23                                                       Baa2            2,512,500
          3,500,000 TX State IFB, Ser. B, 10.545s, 9/30/11                                Aa1             4,821,250
                                                                                                      -------------
                                                                                                         37,787,750

Virginia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
                    (United Methodist), Ser. A, 6 1/2s, 6/1/22                            BB+/P           2,988,750
          5,000,000 Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6.1s, 4/1/26                                    BB-/P           4,525,000
                                                                                                      -------------
                                                                                                          7,513,750

Washington (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,300,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/4s, 4/1/30                            B-/P            2,795,000
          1,500,000 WA State Hsg. Fin. Comm. VRDN
                    (Annie Wright School), 1.15s, 12/1/23                                 Aa1             1,500,000
          5,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             6,481,250
                                                                                                      -------------
                                                                                                         10,776,250

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                    Aaa             4,266,000
                    WV State Parkways Econ. Dev. & Tourism Auth.
                    Rev. Bonds, FGIC
          1,760,000 9.958s, 5/16/19                                                       Aaa             1,841,030
          3,240,000 8.893s, 5/16/19                                                       Aaa             3,380,940
                                                                                                      -------------
                                                                                                          9,487,970

Wisconsin (0.7%)
-------------------------------------------------------------------------------------------------------------------
          7,750,000 Badger Tobacco Settlement Asset Securitization Corp.
                    Rev. Bonds, 6 3/8s, 6/1/32                                            A               6,936,250

Wyoming (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Sweetwater Cnty., Poll. Control Rev. Bonds
                    (Idaho Power Co. Project), Ser. A, 6.05s, 7/15/26                     A3              2,059,994
                                                                                                     --------------
                    Total Municipal Bonds and Notes (cost $1,066,504,857)                            $1,061,973,134

PREFERRED STOCKS (0.6%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A 6.875% cum. pfd.                        $6,585,000

COMMON STOCKS (--%) (a) (cost $5,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            215,129 Horizon Natural Resources Co. (NON)                                                      $2,151
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,077,504,857)                                          $1,068,560,285
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,067,012,551.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2003 was $84,852,421 or 8.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2003.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's, Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2003, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at March 31, 2003 (as a percentage of net assets):

         Health care/hospitals        18.7%
         Utilities                    17.5

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003
                                    Aggregate    Expiration    Unrealized
                    Total Value    Face Value       Date      Depreciation
------------------------------------------------------------------------------
US Treasury Note
10yr (Short)       $103,617,195   $103,343,493     Jun-03      $(273,702)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,077,504,857) (Note 1)                                                     $1,068,560,285
-------------------------------------------------------------------------------------------
Cash                                                                              1,722,558
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   18,455,168
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,246,733
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      108,153
-------------------------------------------------------------------------------------------
Total assets                                                                  1,090,092,897

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               479,187
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               679,002
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 17,712,418
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,999,738
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,324,073
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           89,682
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        67,693
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,182
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              684,612
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               41,759
-------------------------------------------------------------------------------------------
Total liabilities                                                                23,080,346
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,067,012,551

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,115,823,817
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        417,869
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (40,010,861)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (9,218,274)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,067,012,551

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($823,707,556 divided by 95,741,611 shares)                                           $8.60
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.60)*                                $9.03
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($211,399,281 divided by 24,585,414 shares)***                                        $8.60
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($18,880,741 divided by 2,193,874 shares)***                                          $8.61
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,024,973 divided by 1,514,320 shares)                                             $8.60
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.60)**                               $8.89
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended March 31, 2003
Interest income                                                                 $67,807,122
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,290,746
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      952,519
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    38,466
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     24,304
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,102,111
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,002,587
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               177,892
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                65,765
-------------------------------------------------------------------------------------------
Other                                                                               354,865
-------------------------------------------------------------------------------------------
Total expenses                                                                   12,009,255
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (42,505)
-------------------------------------------------------------------------------------------
Net expenses                                                                     11,966,750
-------------------------------------------------------------------------------------------
Net investment income                                                            55,840,372
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                 6,761,061
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,987,287)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                  (5,251,798)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,478,024)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $54,362,348
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended March 31
                                                                       --------------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $55,840,372           $61,481,713
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        3,773,774             1,641,933
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (5,251,798)          (32,531,997)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   54,362,348            30,591,649
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                            (44,186,325)          (43,909,181)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (10,967,094)          (14,957,383)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (798,272)             (694,764)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (658,510)             (739,994)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (57,417,063)            4,983,769
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (59,664,916)          (24,725,904)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,126,677,467         1,151,403,371
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $417,869 and $1,001,730, respectively)                          $1,067,012,551        $1,126,677,467
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.85        $8.61        $9.25        $9.28
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .45          .49          .48          .49          .49 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain  (loss) on investments             (.01)        (.24)         .24         (.64)        (.02)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .44          .25          .72         (.15)         .47
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.48)        (.48)        (.49)        (.50)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.48)        (.48)        (.49)        (.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $8.62        $8.85        $8.61        $9.25
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.15         2.83         8.67        (1.53)        5.14
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $823,708     $841,445     $752,169     $715,475     $830,074
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .94          .95          .95          .94          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.18         5.51         5.57         5.62         5.29
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03        16.46        12.76        14.32        20.47
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.84        $8.61        $9.24        $9.28
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .40          .43          .43          .44          .44 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)        (.23)         .23         (.63)        (.04)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .38          .20          .66         (.19)         .40
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.42)        (.43)        (.44)        (.44)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.42)        (.43)        (.44)        (.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $8.62        $8.84        $8.61        $9.24
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.53         2.33         7.90        (2.02)        4.40
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $211,399     $255,540     $372,129     $420,310     $507,067
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.54         1.55         1.55         1.54         1.58
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.59         4.90         4.98         5.02         4.70
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03        16.46        12.76        14.32        20.47
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              Feb. 1, 1999+
operating performance                               Year ended March 31                 to March 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.85        $8.61        $9.25        $9.38
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .39          .42          .42          .43          .05 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.01)        (.24)         .24         (.64)        (.14)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .38          .18          .66         (.21)        (.09)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.41)        (.42)        (.43)        (.04)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.41)        (.42)        (.43)        (.04)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.61        $8.62        $8.85        $8.61        $9.25
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.49         2.06         7.86        (2.26)        (.99)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,881      $16,865      $12,330       $8,467       $4,327
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.69         1.70         1.70         1.69          .28*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.42         4.77         4.81         4.89          .73*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03        16.46        12.76        14.32        20.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.85        $8.61        $9.25        $9.28
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .47          .46          .47          .47 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)        (.24)         .24         (.64)        (.03)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .41          .23          .70         (.17)         .44
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.46)        (.46)        (.47)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.46)        (.46)        (.47)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $8.62        $8.85        $8.61        $9.25
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.89         2.57         8.40        (1.77)        4.88
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,025      $12,828      $14,775      $13,286      $16,671
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.19         1.20         1.20         1.19         1.23
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.93         5.26         5.32         5.37         5.04
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 32.03        16.46        12.76        14.32        20.47
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended March 31, 2003, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2003, the fund had a capital loss carryover of approximately $33,651,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    --------------
   $11,290,000    March 31, 2004
     8,494,000    March 31, 2006
     1,800,000    March 31, 2007
    11,301,000    March 31, 2008
       766,000    March 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount, straddle loss deferrals and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2003, the fund reclassified $185,968 to increase undistributed net investment income and $7,818,304 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $7,632,336.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                            $63,566,223
Unrealized depreciation                            (72,515,623)
                                            ------------------
Net unrealized depreciation                         (8,949,400)
Undistributed ordinary income                          181,382
Undistributed tax exempt income                      2,116,159
Capital loss carryforward                           33,650,567
Post October loss                                           --

Cost for federal income
tax purposes                                    $1,077,509,685

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. On January 1, 2003 the shareholders approved a proposal to change fees payable to Putnam Management under the fund's management contract. Management fees were based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Prior to January 1, 2003, the fee was paid quarterly and based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2003, the fund's expenses were reduced by $42,505 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,862 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2003, Putnam Retail Management, acting as underwriter received net commissions of $65,173 and $422 from the sale of class A and class M shares, respectively, and received $300,641 and $9,514 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended March 31, 2003, Putnam Retail Management, acting as underwriter, received $25,397 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than short- term investments aggregated $341,622,795 and $386,670,105, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended March 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,288,011        $150,188,991
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,198,096          27,728,832
---------------------------------------------------------------------------
                                            20,486,107         177,917,823

Shares repurchased                         (22,329,539)       (193,781,123)
---------------------------------------------------------------------------
Net decrease                                (1,843,432)       $(15,863,300)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,940,163        $238,769,354
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,055,037          25,413,300
---------------------------------------------------------------------------
                                            29,995,200         264,182,654

Shares repurchased                         (17,400,736)       (153,228,307)
---------------------------------------------------------------------------
Net increase                                12,594,464        $110,954,347
---------------------------------------------------------------------------

                                                 Year ended March 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,992,800         $26,057,645
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               779,193           6,752,092
---------------------------------------------------------------------------
                                             3,771,993          32,809,737

Shares repurchased                          (8,840,829)        (76,684,004)
---------------------------------------------------------------------------
Net decrease                                (5,068,836)       $(43,874,267)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,623,678         $40,822,573
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,013,593           8,917,287
---------------------------------------------------------------------------
                                             5,637,271          49,739,860

Shares repurchased                         (18,062,637)       (159,094,247)
---------------------------------------------------------------------------
Net decrease                               (12,425,366)      $(109,354,387)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,133,128          $9,872,686
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                60,696             526,360
---------------------------------------------------------------------------
                                             1,193,824          10,399,046

Shares repurchased                            (955,508)         (8,320,157)
---------------------------------------------------------------------------
Net increase                                   238,316          $2,078,889
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,628,908         $14,370,652
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                49,999             439,956
---------------------------------------------------------------------------
                                             1,678,907          14,810,608

Shares repurchased                          (1,116,755)         (9,854,859)
---------------------------------------------------------------------------
Net increase                                   562,152          $4,955,749
---------------------------------------------------------------------------

                                                 Year ended March 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    283,424          $2,476,924
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                54,050             468,374
---------------------------------------------------------------------------
                                               337,474           2,945,298

Shares repurchased                            (311,269)         (2,703,683)
---------------------------------------------------------------------------
Net increase                                    26,205            $241,615
---------------------------------------------------------------------------

                                                 Year ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    337,582          $2,986,620
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                53,701             472,180
---------------------------------------------------------------------------
                                               391,283           3,458,800

Shares repurchased                            (573,343)         (5,030,740)
---------------------------------------------------------------------------
Net decrease                                  (182,060)        $(1,571,940)
---------------------------------------------------------------------------

---------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investments           Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President and consultant to First
                                                                 Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis is
                                                                 also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Manage ment and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of March 31, 2003, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam
(8/20/58), Vice President                                        Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN040-88624  051/353/560  5/03